UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 19, 2017, Global Power Equipment Group Inc. (the “Company”) issued a press release (the “press release”) reporting its financial results for the three months ended March 31, 2017 and the three and six months ended June 30, 2017. As noted in the press release, management will host a conference call on Wednesday, December 20, 2017, at 10:00 a.m. Eastern time (9:00 a.m. Central) to discuss such financial results, as well as recent corporate developments and strategic initiatives. Instructions on how to participate in the conference call are contained in the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contains a discussion of adjusted EBITDA (earnings before interest expense, net, income tax (benefit) expense, depreciation and amortization, and unusual gains or charges), a non-GAAP financial measure within the meaning of Regulation G promulgated under the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company believes that providing non-GAAP information, such as adjusted EBITDA, is important as such information is used as analytical indicators by the Company’s management to better understand operating performance. The press release contains reconciliations of comparable GAAP to non-GAAP measures.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the press release set forth under the heading entitled “Forward-looking Statement Disclaimer” is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

In connection with the conference call announced in the press release, the Company made available the Company Information Presentation beginning on December 20, 2017, relating to its financial results for the three months ended March 31, 2017 and the three and six months ended June 30, 2017. The Company Information Presentation may be accessed within the investor relations section of the Company’s website, http://www.globalpower.com. A copy of the Company Information Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the slide in the Company Information Presentation entitled “Forward-Looking Statements” is incorporated by reference into this Item 7.01.

Item 9.01Financial Statements and Exhibits.

Exhibits

99.1	Press Release, dated December 19, 2017 of Global Power Equipment Group Inc.

99.2	Company Information Presentation.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 19, 2017 of Global Power Equipment Group Inc.

99.2	Company Information Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2017

Global Power Equipment Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel, and Secretary